                                  Exhibit A
                                  ---------

                                                                 July 17, 1995

                                                       Peter Tracey, V.P., CFO
                                                       201-804-3010


                         CAMBREX CORPORATION REPORTS
                       RECORD SECOND QUARTER NET INCOME
                       --------------------------------


        East Rutherford, NJ, July 17, 1995 - Cambrex Corporation (AMEX:CBM) today reported net income for the quarter ended June 30, 1995.

        Net income for the second quarter was $5.11 million, or 87 cents per share, as compared with $3.38 million, or 60 cents per share in the comparable period a year ago. Average fully diluted shares outstanding in each period were
5.865 million and 5.648 million, respectively.

        Net income for the six months ended June 30, 1995 was $9.50 million, or $1.62 per share, as compared with $5.51 million, or 98 cents per share in 1994. Average fully diluted shares outstanding in each period were 5.848 million and
5.643 million, respectively.

        Net revenues for the second quarter amounted to $88.2 million, as compared to $58.2 million in the comparable year-earlier period, an increase of 51.5%. The increase in sales from Cambrex's original core business was in the Specialty and Fine Chemicals category.

        Net revenues for the first half 1995 were $181.6 million, as compared to $109.3 million in the first half of 1994, an increase of 66.1%. Of this increase, $63.7 million was from the Nobel/Profarmaco acquisition.

        The Company's record second quarter performance is attributable primarily to the Nobel/Profarmaco business, acquired in October of last year. Of the $1.7 million increase in second quarter net income, Nobel/Profarmaco contributed $1.3 million.

        Gross Profit for the second quarter increased by $10.5 million. The gross margin for the core business increased to 26.8% from 25.1% in the second quarter 1994. The

Nobel/Profarmaco business, with a gross margin of 32.0%, increased the total gross margin for Cambrex to 28.4% in the same period.

        Cambrex's operating profit in the second quarter rose to $11.9 million, as compared with $5.5 million in the year-earlier period. Of that amount, the Nobel/Profarmaco business accounted for $5.2 million.

        Cambrex Corporation manufactures specialty and fine chemicals. The Company's five major product categories are: Health and Pharmaceutical, Specialty and Fine Chemicals, Agricultural Intermediates and Additives, Performance Chemicals, and Coatings.


                                  #   #   #

                             CAMBREX CORPORATION
                              Financial Summary
                            Quarter Ended June 30,
                  (in thousands, except earnings per share)


                                                     1995             1994
                                                     ----             ----
Net Revenues ................................      $ 88,215         $ 58,224
Operating Profit ............................      $ 11,924         $  5,467
Net Income ..................................      $  5,107         $  3,380

Earnings Per Share Data (Primary):
  Net Income ................................      $   0.87         $   0.60
  Average Shares Outstanding ................         5,863            5,648

Earnings Per Share Data (Fully Diluted):
  Net Income ................................      $   0.87         $   0.60
  Average Shares Outstanding ................         5,865            5,648



                          Six Months Ended June 30,
                  (in thousands, except earnings per share)


Net Revenues ................................      $181,604         $109,271
Operating Profit ............................      $ 22,400         $  9,381
Net Income ..................................      $  9,501         $  5,508

Earnings Per Share Data (Primary):
  Net Income ................................      $   1.63         $   0.98
  Average Shares Outstanding ................         5,831            5,643

Earnings Per Share Data (Fully Diluted):
  Net Income ................................      $   1.62         $   0.98
  Average Shares Outstanding ................         5,848            5,643


                             CAMBREX CORPORATION
                           2ND QUARTER 1995 REVIEW
                                (IN MILLIONS)

TABLE 1

                                               NOBEL/          BASE
                                 ACTUAL     PROFARMACO       BUSINESS
                                2ND QTR       2ND QTR        2ND QTR
                                  1995         1995            1995
                                 -----        -----           -----
Net Revenue                      $88.2        $27.8           $60.4
Total Cost of Sales               63.1         18.9            44.2
                                 -----        -----           -----
Gross Profit                      25.1          8.9            16.2
                                 -----        -----           -----
Gross Profit %                    28.4%        32.0%           26.8%
                                 -----        -----           -----
Total Operating Expenses          13.2          3.7             9.5
                                 -----        -----           -----
Operating Profit                  11.9          5.2             6.7
Total Interest & Other             3.8          3.1             0.7
                                 -----        -----           -----
Pre Tax Income                     8.1          2.1             6.0
Tax                                3.0          0.8             2.2
                                 -----        -----           -----
Net Income                         5.1          1.3             3.8
                                 =====        =====           =====

                             CAMBREX CORPORATION
                         STATEMENT OF PROFIT AND LOSS
                 FOR THE QUARTERS ENDED JUNE 30, 1995 AND 1994
                                   ($000'S)


                                        ------------------------------------------------------
                                                ACTUAL                          PRIOR
                                        ---------------------------     ----------------------
                                                        % OF                            % OF
                                        AMOUNT          SALES           AMOUNT          SALES

Gross Sales                             90,998          103.2%          60,842          104.5%
  Commissions, Freight, etc.             2,277            2.6%           1,263            2.2%
  Sales Returns & Allowances               655            0.7%           1,399            2.4%
                                        ------                          ------
Net Sales                               88,066           99.8%          58,180           99.9%
  Other Revenue                            149            0.2%              44            0.1%
                                        ------                          ------
Net Revenue                             88,215          100.0%          58,224          100.0%
  Cost of Sales                         63,134           71.6%          43,631           74.9%
                                        ------                          ------
Gross Profit                            25,081           28.4%          14,593           25.1%

Operating Expenses
  Marketing/Sales                        1,778            2.0%           1.351            2.3%
  Research & Development                 1,904            2.2%           1,188            2.0%
  Administrative Expense                 8,112            9.2%           6,200           10.6%
  Amortization                           1,363            1.5%             387            0.7%
                                        ------                          ------
Total Operating Expenses                13,157           14.9%           9,126           15.7%
                                        ------                          ------
Operating Profit                        11,924           13.5%           5,467            9.4%

Other Expenses
  Interest-Other                         3,288            3.7%             670            1.2%
  Other Expense/(Income)                   568            0.6%            (219)          -0.4%
                                        ------                          ------
Total Other Expenses                     3,856            4.4%             451            0.8%
                                        ------                          ------
Profit Before Tax                        8,068            9.1%           5,016            8.6%
  Provision for Income Taxes             2,961            3.4%           1,636            2.8%
                                        ------                          ------
Net Income                               5,107            5.8%           3,380            5.8%
                                        ======                          ======



                            CAMBREX CORPORATION
                        STATEMENT OF PROFIT AND LOSS
            FOR THE SIX MONTH PERIODS ENDED JUNE 30, 1995 AND 1994
                                 ($000'S)


                            ---------------------------------------------------
                                     ACTUAL                      PRIOR
                            -----------------------   -------------------------
                                              % OF                       % OF
                               AMOUNT         SALES       AMOUNT        SALES
Gross Sales                   187,076        103.0%       113,629       104.0%
  Commissions, Freight, Etc.    4,327          2.4%         2,434         2.2%
  Sales Returns & Allowances    1,380          0.8%         1,992         1.8%
                              -------                     -------
Net Sales                     181,369         99.9%       109,203        99.9%
  Other Revenue                   235          0.1%            68         0.1%
                              -------                     -------
Net Revenue                   181,604        100.0%       109,271       100.0%
  Cost of Sales               132,038         72.7%        83,275        76.2%
                              -------                     -------
Gross Profit                   49,566         27.3%        25,996        23.8%

Operating Expenses
  Marketing/Sales               3,531          1.9%         2,741         2.5%
  Research & Development        3,746          2.1%         2,401         2.2%
  Administrative Expense       17,244          9.5%        10,698         9.8%
  Amortization                  2,645          1.5%           775         0.7%
                              -------                     -------
Total Operating Expenses       27,166         15.0%        16,615        15.2%
                              -------                     -------
Operating Profit               22,400         12.3%         9,381         8.6%

Other Expenses
  Interest -- Other             6,731          3.7%         1,033         0.9%
  Other Expense/(Income)          398          0.2%           (47)        0.0%
                              -------                     -------
Total Other Expenses            7,129          3.9%           986         0.9%
                              -------                     -------
Profit Before Tax              15,271          8.4%         8,395         7.7%
  Provision for Income Taxes    5,770          3.2%         2,887         2.6%
                              -------                     -------
Net Income                      9,501          5.2%         5,508         5.0%
                              =======                     =======

                             CAMBREX CORPORATION
                          CONSOLIDATED BALANCE SHEET
                         AS OF JUNE 30, 1995 AND 1994
                                   ($000'S)


                                             -------------------------
                                             ACTUAL              PRIOR
                                             ------              -----
  Assets
Current Assets
  Cash                                         7,078                 48
  Short Term Investments                           0                  0
  Trade Receivables, Net                      54,973             31,494
  Other Receivables                            5,466              1,321
  Inventories                                 70,942             39,040
  Prepaid Expenses                             8,404              3,456
  Deferred Tax Asset                           1,183              1,243
                                             -------            -------
Total Current Assets                         148,046             76,602

P, P & E at Cost                             261,578            159,591
  Less: Accum. Depreciation                   79,619             62,492
                                             -------            -------
Net P, P & E at Cost                         181,959             97,099

Investments                                      504                525
Other Assets                                     177                 16
Intangibles                                   70,807             24,559
  Less: Accum. Amortization                   14,485             12,779
                                             -------            -------
Intangibles - net                             56,322             11,780
                                             -------            -------
Total Assets                                 387,008            186,022
                                             =======            =======

Current Liabilities
  Trade Accounts Payable                      31,038             14,403
  Accrued Liabilities                         16,984              9,358
  St. & Fed. Income Taxes                      6,215              3,305
  Short-Term Debt                             50,000                  0
  Long-Term Debt-Curr. Portion                 6,334              4,008
                                             -------            -------
Total Current Liabilities                    110,571             31,074

Long-Term Debt
  Bank Loans                                 126,943             41,575
  Notes Payable                                1,216              4,162
                                             -------            -------
Total Long-Term Debt                         128,159             45,737

Deferred Tax Provision                        13,964              6,793
Other Liabilities                             18,242              8,748
                                             -------            -------
Total Liabilities                            270,936             92,352

  Shareholders' Equity
Common Stock, $0.10 P.V.                         641                603
Paid-In-Surplus                               66,956             62,913
Retained Earnings                             44,890             30,154
Cumulative Translation Adj                     3,585                  0
                                             -------            -------
Total Shareholders' Equity                   116,072             93,670
                                             -------            -------
Total Liabilities & Equity                   387,008            186,022
                                             =======            =======
